================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 ______________


   Date of Report (Date of earliest event reported): September 20, 1995

                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)

         TEXAS                         1-7259                  74-1563240
(State or other jurisdiction         (Commission            (I.R.S. employee
    of incorporation)                file number)          identification no.)


                                 P.O. Box 36611
                        Love Field, Dallas, Texas  75235
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, include area code:  (214) 904-4000


================================================================================

Item 7.  Financial Statements and Exhibits.

         The following documents are being filed in connection with, and incorporated by reference into, Southwest Airlines Co.'s Registration Statement on Form S-3 (File No. 33-59113), as declared effective on May 9, 1995, and Southwest Airlines Co.'s Registration Statement on Form S-3 (File No. 33-54587), as declared effective on July 21, 1994, relating to Pass Through Certificates, Series 1995-A.

Exhibits

Exhibit 1.3      -       Form of Underwriting Agreement relating to the issuance of Pass Through Certificates,
                         Series 1995-A.

Exhibit 4.3      -       Forms of Pass Through Trust Supplements Nos. 1995-A1, 1995-A2, 1995-A3 and 1995-A4
                         between Southwest and the Trustee relating to the Pass Through Certificates.

Exhibit 4.4      -       Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration
                         No. N396SW.

Exhibit 4.5      -       First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4
                         Aircraft, Registration No. N396SW.

Exhibit 4.6      -       Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration
                         No. N396SW (included in Exhibit 4.5).

Exhibit 4.7      -       Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the
                         Original Loan Participant and the Owner Trustee with respect to Boeing 737-3H4
                         Aircraft, Registration No. N396SW.

Exhibit 4.8      -       First Amendment to Participation Agreement among Southwest, the Owner Participant, the
                         Owner Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4
                         Aircraft, Registration No. N396SW.

Exhibit 4.9      -       Sale and Lease Agreement between Southwest and the Owner Trustee with respect to
                         Boeing 737-3H4 Aircraft, Registration No. N396SW.

Exhibit 4.10     -       First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N396SW.

Exhibit 4.11 *   -        Form of Trust Agreement between the Owner Participant and the Owner Trustee relating to the
                          Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration Nos. N396SW, N397SW,
                          N398SW, N399WN, N600WN and N601WN.

Exhibit 4.12 *   -        Form of Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration
                          Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.13 *   -        Form of First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.14 *   -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration Nos. N397SW,
                          N398SW, N399WN, N600WN and N601WN (included in Exhibit 4.13).

Exhibit 4.15 *   -        Form of Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the
                          Original Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.16 *   -        Form of First Amendment to Participation Agreement among Southwest, the Owner Participant, the
                          Owner Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.17 *   -        Form of Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing
                          737-3H4 Aircraft, Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.18 *   -        Form of First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration Nos. N397SW, N398SW, N399WN, N600WN and
                          N601WN.

Exhibit 4.19     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N602SW.

Exhibit 4.20     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N602SW.

Exhibit 4.21     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N602SW
                          (included in Exhibit 4.20).

Exhibit 4.22     -        Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N602SW.

Exhibit 4.23     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N602SW.

Exhibit 4.24     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N602SW.

Exhibit 4.25     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N602SW.

Exhibit 4.26 *   -        Form of Trust Agreement between the Owner Participant and the Owner Trustee with respect to
                          Boeing 737-3H4 Aircraft, Registration Nos. N602SW and N603SW.

Exhibit 4.27     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N603SW.

Exhibit 4.28     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N603SW.

Exhibit 4.29     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N603SW
                          (included in Exhibit 4.28).

Exhibit 4.30     -        Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N603SW.

Exhibit 4.31     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N603SW.

Exhibit 4.32     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N603SW.

Exhibit 4.33     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N603SW.

Exhibit 4.34     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.35     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N604SW.

Exhibit 4.36     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N604SW
                          (included in Exhibit 4.35).

Exhibit 4.37     -        Participation  Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N604SW.

Exhibit 4.38     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N604SW.

Exhibit 4.39     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N604SW.

Exhibit 4.40     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.41     -        Trust Agreement between the Owner Participant and the Owner Trustee with respect to Boeing
                          737-3H4 Aircraft, Registration No. N604SW.


Exhibit 4.42     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N605SW.

Exhibit 4.43     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N605SW.

Exhibit 4.44     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N605SW
                          (included in Exhibit 4.43).

Exhibit 4.45     -        Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N605SW.

Exhibit 4.46     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N605SW.

Exhibit 4.47     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N605SW.

Exhibit 4.48     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N605SW.

Exhibit 4.49     -        Trust Agreement between the Owner Participant and the Owner Trustee with respect to Boeing
                          737-3H4 Aircraft, Registration No. N605SW.

Exhibit 4.50     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for Boeing
                          737-3H4 Aircraft, Registration No. 396SW.

Exhibit 4.51 *   -        Form of Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for each of five Boeing 737-3H4 Aircraft, Registration Nos. N397SW, N398SW, N399WN, N600WN and
                          N601WN.

Exhibit 4.52     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee, the Original

                          Loan Participant and the Agent relating to the Equipment Notes for Boeing 737-3H4 Aircraft,
                          Registration No. N602SW.

Exhibit 4.53     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for
                          Boeing 737-3H4 Aircraft, Registration No. N603SW.

Exhibit 4.54     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for
                          Boeing 737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.55     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for
                          Boeing 737-3H4 Aircraft, Registration No. N605SW.

_______________
* The financing of each of the identified aircraft pursuant to Pass Through Certificates is documented separately. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registrant has filed the form of the indicated documents for one of these aircraft only. The documents for the other aircraft are identical except for the information identifying the aircraft in question, and the name of the trust established to own such aircraft.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SOUTHWEST AIRLINES CO.



October 2, 1995                             By: /s/  GARY C. KELLY
                                            -----------------------------------
                                            Gary C. Kelly
                                            Vice President -- Finance
                                            and Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
  No.                                                 Description
-------                                               -----------
Exhibit 1.3      -       Form of Underwriting Agreement relating to the issuance of Pass Through Certificates,
                         Series 1995-A.

Exhibit 4.3      -       Forms of Pass Through Trust Supplements Nos. 1995-A1, 1995-A2, 1995-A3, 1995-A4 and
                         1995-A5 between Southwest and the Trustee relating to the Pass Through Certificates.

Exhibit 4.4      -       Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration
                         No. N396SW.

Exhibit 4.5      -       First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4
                         Aircraft, Registration No. N396SW.

Exhibit 4.6      -       Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration
                         No. N396SW (included in Exhibit 4.5).

Exhibit 4.7      -       Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the
                         Original Loan Participant and the Owner Trustee with respect to Boeing 737-3H4
                         Aircraft, Registration No. N396SW.

Exhibit 4.8      -       First Amendment to Participation Agreement among Southwest, the Owner Participant, the
                         Owner Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4
                         Aircraft, Registration No. N396SW.

Exhibit 4.9      -       Sale and Lease Agreement between Southwest and the Owner Trustee with respect to
                         Boeing 737-3H4 Aircraft, Registration No. N396SW.

Exhibit 4.10     -       First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N396SW.

Exhibit 4.11 *   -        Form of Trust Agreement between the Owner Participant and the Owner Trustee relating to the
                          Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration Nos. N396SW, N397SW,
                          N398SW, N399WN, N600WN and N601WN.

Exhibit 4.12 *   -        Form of Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration
                          Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.13 *   -        Form of First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.14 *   -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration Nos. N397SW,
                          N398SW, N399WN, N600WN and N601WN (included in Exhibit 4.13).

Exhibit 4.15 *   -        Form of Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the
                          Original Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.16 *   -        Form of First Amendment to Participation Agreement among Southwest, the Owner Participant, the
                          Owner Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.17 *   -        Form of Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing
                          737-3H4 Aircraft, Registration Nos. N397SW, N398SW, N399WN, N600WN and N601WN.

Exhibit 4.18 *   -        Form of First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration Nos. N397SW, N398SW, N399WN, N600WN and
                          N601WN.

Exhibit 4.19     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N602SW.

Exhibit 4.20     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N602SW.

Exhibit 4.21     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N602SW
                          (included in Exhibit 4.20).

Exhibit 4.22     -        Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N602SW.

Exhibit 4.23     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N602SW.

Exhibit 4.24     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N602SW.

Exhibit 4.25     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N602SW.

Exhibit 4.26 *   -        Form of Trust Agreement between the Owner Participant and the Owner Trustee with respect to
                          Boeing 737-3H4 Aircraft, Registration Nos. N602SW and N603SW.

Exhibit 4.27     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N603SW.

Exhibit 4.28     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N603SW.

Exhibit 4.29     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N603SW
                          (included in Exhibit 4.28).

Exhibit 4.30     -        Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N603SW.

Exhibit 4.31     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N603SW.

Exhibit 4.32     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N603SW.

Exhibit 4.33     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N603SW.

Exhibit 4.34     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.35     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N604SW.

Exhibit 4.36     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N604SW
                          (included in Exhibit 4.35).

Exhibit 4.37     -        Participation  Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N604SW.

Exhibit 4.38     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N604SW.

Exhibit 4.39     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N604SW.

Exhibit 4.40     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.41     -        Trust Agreement between the Owner Participant and the Owner Trustee with respect to Boeing
                          737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.42     -        Trust Indenture and Security Agreement between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N605SW.

Exhibit 4.43     -        First Amendment to Trust Indenture and Security Agreement between the Owner Trustee and the
                          Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft,
                          Registration No. N605SW.

Exhibit 4.44     -        Form of Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration No. N605SW
                          (included in Exhibit 4.43).

Exhibit 4.45     -        Participation Agreement among Southwest, the Owner Participant, the Loan Trustee, the Original
                          Loan Participant, and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N605SW.

Exhibit 4.46     -        First Amendment to Participation Agreement among Southwest, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          No. N605SW.

Exhibit 4.47     -        Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4
                          Aircraft, Registration No. N605SW.

Exhibit 4.48     -        First Amendment to Sale and Lease Agreement between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration No. N605SW.

Exhibit 4.49     -        Trust Agreement between the Owner Participant and the Owner Trustee with respect to Boeing
                          737-3H4 Aircraft, Registration No. N605SW.

Exhibit 4.50     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for Boeing
                          737-3H4 Aircraft, Registration No. 396SW.

Exhibit 4.51 *   -        Form of Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner
                          Trustee, the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for each of five Boeing 737-3H4 Aircraft, Registration Nos. N397SW, N398SW, N399WN, N600WN and
                          N601WN.

Exhibit 4.52     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee, the Original

                          Loan Participant and the Agent relating to the Equipment Notes for Boeing 737-3H4 Aircraft,
                          Registration No. N602SW.

Exhibit 4.53     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for
                          Boeing 737-3H4 Aircraft, Registration No. N603SW.

Exhibit 4.54     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for
                          Boeing 737-3H4 Aircraft, Registration No. N604SW.

Exhibit 4.55     -        Refinancing Agreement among Southwest, the Trustee, the Owner Participant, the Owner Trustee,
                          the Loan Trustee and the Original Loan Participant relating to the Equipment Notes for
                          Boeing 737-3H4 Aircraft, Registration No. N605SW.